Exhibit 99.1

Syniverse Terminates Shareholder Rights Plan

TAMPA, Fla. – July 30, 2010 – Syniverse Holdings, Inc. (NYSE: SVR), a leading provider of technology and business solutions for the global telecommunications industry, today announced that its Board of Directors has approved and adopted an amendment to Syniverse’s shareholder rights plan to accelerate the expiration of the company’s preferred share purchase rights. As a result of the amendment, the shareholder rights plan has terminated effective as of the close of business on July 30, 2010.

The shareholder rights plan was adopted in November 2008 after a decline in the market price of Syniverse’s common stock to ensure that all Syniverse shareholders were treated fairly in the event of any unsolicited takeover of the company. In light of the returned stability and orderly trading in the company’s common stock, and in an effort to more closely align the company’s corporate governance policies with current trends and best practices, the Board of Directors determined it is no longer necessary or in the best interests of the company or its shareholders to maintain the shareholder rights plan.

The decision to terminate the rights plan was not made in connection with any pending business transaction. Syniverse’s shareholders do not need to take any action in connection with the termination of the shareholder rights plan.

About Syniverse

Syniverse Technologies (NYSE:SVR) makes mobile work for more than 800 mobile operators, cable and Internet providers, and enterprises in over 160 countries. With unmatched expertise and more than 20 years simplifying the complexities of roaming, messaging and networking, Syniverse serves as the force at the center of the mobile communications universe, keeping people connected today and forging new connections for tomorrow. Nobody knows mobile like Syniverse. For more information, visit www.syniverse.com, follow Syniverse on Twitter or find Syniverse on Facebook.

Cautionary Notice Regarding Forward-Looking Statements

Certain of the statements in this press release may constitute “forward-looking statements” for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Syniverse to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Such forward-looking statements include, without limitation, statements regarding the stability and orderly trading of Syniverse’s common stock, the necessity of the shareholder rights plan, Syniverse’s expertise and status in the mobile communications industry, and Syniverse’s ability to forge new mobile connections in the future. These forward-looking statements are based upon information presently available to the company’s management and are inherently subjective, uncertain and subject to change, due to any number of risks and uncertainties, including, without limitation, those other risks and factors discussed in Syniverse’s Annual Report on Form 10-K for the year ended Dec. 31, 2009, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and otherwise in Syniverse’s reports and filings that it makes with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date that they are made. Syniverse has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this press release, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events, or otherwise, except as otherwise may be required by law.

For more information:

Bobby Eagle

Syniverse Public Relations

+1 813.637.5050

bobby.eagle@syniverse.com